SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2004

INTERSTATE BAKERIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	1-11165 (Commission File Number)	43-1470322 (I.R.S. Employer Identification Number)

12 East Armour Boulevard, Kansas City, Missouri (Address of principal executive offices)	64111 (Zip Code)

(816) 502-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

     On August 11, 2004, Interstate Bakeries Corporation issued a press release announcing that it will file a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission to extend the period in which to file its annual report on Form 10-K for the fiscal year ended May 29, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Interstate Bakeries Corporation press release dated August 11, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE BAKERIES CORPORATION
Date: August 11, 2004	By:	/s/ JAMES R. ELSESSER
James R. Elsesser
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Interstate Bakeries Corporation press release dated August 11, 2004.